                                                                   Exhibit 10.22


                               SERVICE AGREEMENT

PARTIES:  ASE (U.S.) INC. ("ASE US")
          (a California corporation)
          ASE Test Inc. ("ASE Test")
          (a Taiwan Corporation)


DATE:      August 1, 2002


     ASE Test Inc. ("ASE Test") hereby retains ASE US to be its Service Agent to provide after sales service and sales support ("Services") to its Europe and North America customers. ("Customers") for present and future products and services as specified by ASE Test as follows:

1.   SERVICE TO RENDERED

(a) To facilitate market information collection, Customer and business identification, and Customer inquiry dissemination, and;

(b) To liaise with ASE Test and Customers re price, delivery and other key terms of the sales contract as ASE Test may from time to time specify in writing, and;

(c) To monitor sales contract performance by the Customers, including acceptance of delivery, payments, etc., and;

(d) To provide after sales services including problem solving, capacity planning coordination and other items as may be necessary.

2.   COMPENSATION TO ASE US

     For services hereunder, ASE Test will monthly compensate ASE US as follows:


(a) 17% of ASE US's monthly incurred services associated cost and expenses (excluding bonus) plus 5% or 267,750, whichever is lower.

(b) Upon payment request, ASE US is to submit detailed monthly salary & salary related miscellaneous expense report certified by its Financial Manager for accuracy, and;


(c) The compensation agreement is valid for one year and is subject to quarterly accepted by both parties.

3.   COMPENSATION FROM ASE US

     ASE US agrees to pay a reasonable portion of ASE Test employee's traveling expenses incurred in the United States or Europe, when the trip is deemed necessary by ASE Test to assist ASE US in providing its services hereunder.

4.   TERM OF AGREEMENT


     This Agreement is effective from August 1, 2002 and shall expire on July 31, 2003, unless earlier terminated by (i) mutual agreement or (ii) ASE Test on at least 30 days' prior written notice with or without causes.


5.   REPRESENTATIONS AND COVENANTS

(a) ASE US agrees to perform its obligations hereunder to the extent permissible by law and the sales contracts between ASE Test and the Customers.

    ASE US will not enter into any contract or agreement, nor engage in any activities that would result in a conflict with ASE US's duties under this Agreement.

    With the terms of this agreement, ASE US shall not have the authority to make any commitments whatsoever on behalf of ASE Test, as agent or otherwise, or to bind ASE Test in any respect.

(b) Each party will provide to the other on a regular basis such information as may be required to enable the other party to be assured of compliance with this Agreement.

(c) Unless required by laws, all confidential information received or learned by ASE US relating to ASE Test or its business and products shall be kept in confidence by ASE US and neither used by ASE US nor disclosed to others for any purpose inconsistent with this Agreement.

(d) ASE US shall use ASE Test trademark only as ASE Test may authorize from time to time, and ASE US shall not claim any proprietary right to or interest in such trademarks.

6.   MISCELLANEOUS

     This Agreement shall be governed by the laws of the Republic of China ("ROC"). In case of any disputes arising from or in connection with this Agreement, the parties hereto consent to submit to the non-exclusive jurisdiction of the Taipei District Court.

     Without the prior written consent of ASE Test, ASE US shall not assign or transfer any of its rights or obligations hereunder to any other person.

     This Agreement can be amended or modified only in writing signed by the parties hereto. Any communication or notice made hereunder shall be in writing and sent by way of (i) hand delivery, (ii) postage prepaid registered air mail, or (iii) facsimile to the address as follows:

ASE US:                                                     ASE Test Inc.:
Address:                                                    Address:
2880 Zanker Road, Suite 106,                                10 West 5th St., Nantze EPZ,
San Jose, CA 95134, USA                                     Kaohsiung, Taiwan, R.O.C.
Telefax No: 408-432-0440                                    Telefax No: 886-7-363-6663

     The notice or communication shall become effective (i) upon delivery if sent by hand delivery, (ii) upon the dispatch if sent by facsimile and confirmed by writing and (iii) upon the fifth days later than the post date if sent by air mail.

     This Agreement shall in no event be construed to establish a sales agency relationship between ASE Test and ASE US.

     IN WITNESS WHEREOF, the parties hereto hereby have duly executed and delivered this Agreement as of the date and year first written above.



ASE Test Inc.                                               ASE US
/s/ RAYMOND LO                                              /s/ TIEN WU
------------------------------------------------            ------------------------------------------------
Name:  Raymond Lo                                           Name:  Tien Wu
Title:  President                                           Title:  President, Americas & Europe